Exhibit 32.1

EXCEL TRUST, INC.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Excel Trust, Inc. (the “Company”) hereby certifies, to his knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GARY B. SABIN
Gary B. Sabin
Chairman and Chief Executive Officer

Date: February 27, 2015

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Excel Trust, Inc. (the “Company”) hereby certifies, to his knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

Date: February 27, 2015

EXCEL TRUST, L.P.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Excel Trust, L.P. (the “Operating Partnership”) hereby certifies, to his knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Operating Partnership for the fiscal year ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

/S/ GARY B. SABIN
Gary B. Sabin
Chairman and Chief Executive Officer

Date: February 27, 2015

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Excel Trust, L.P. (the “Operating Partnership”) hereby certifies, to his knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Operating Partnership for the fiscal year ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

/S/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

Date: February 27, 2015